UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                October 27, 2005
                Date of Report (Date of earliest event reported)


--------------------------------------------------------------------------------
                                 ANTIGENICS INC
             (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------
          DELAWARE                       000-29089               06-1562417
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

             630 Fifth Avenue, Suite 2100
                  New York, NY 10111                         10111
      (Address of principal executive offices)             (Zip Code)

                                  212-994-8200
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

               On October 27, 2005, Antigenics Inc. announced its financial results for the quarter ended September 30, 2005. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.


Item 9.01      Financial Statements and Exhibits


      (c) Exhibits


      The following exhibit is furnished herewith:

             99.1     Press Release dated October 27, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 ANTIGENICS INC.

Date: October 27, 2005
                                                        By:    /s/ Garo H. Armen
                                                               -----------------

                                                            Garo H. Armen, Ph.D.
                                            Chairman and Chief Executive Officer

EXHIBIT INDEX


Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1              Press Release dated October 27, 2005